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                       SECURITIES EXCHANGE AND COMMISSION

                            Washington, D. C.  20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                                  ____________



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
             (Date of earliest event reported):  September 2, 1998



                          YES! Entertainment Corporation
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     0-25916                    94-3165290
 --------------      ------------------------------       -----------------
(State of                 (Commission File Number)        (IRS Employer
 Incorporation)                                            Identification No.)


 3875 Hopyard Road, Suite 375, Pleasanton, California            94588
--------------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)


                                (925) 847-9444
          ----------------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.
         ------------

     On September 2, 1998, the Registrant entered into a Securities Exchange Agreement (the "Exchange Agreement") with certain of the Registrant's institutional investors (the "Investors") superseding an agreement entered into on July 25, 1997 (the "July Agreement") pursuant to which the Registrant had issued convertible subordinated debentures (the "July Debentures") and convertible preferred stock (the "July Shares"). The Registrant and the Investors agreed to supersede the July Agreement by entering into the Exchange Agreement and issuing new convertible subordinated debentures (the "Debentures") and convertible preferred stock ("Preferred Stock") in exchange for the Investors' remaining July Debentures and July Shares.

     The Exchange Agreement provides that the Investors will not convert the Debentures or Preferred Stock, or sell any shares of Preferred Stock, Common Stock or Debentures (subject to certain limited exceptions), in each case until the earlier of February 21, 1999 or the occurrence of an Event of Default (as defined in the Agreement). In addition, certain conversion and sale restrictions applicable to the July Shares and July Debentures do not apply to the Preferred Stock and the Debentures. The Exchange Agreement also requires the Registrant to call a meeting of the stockholders of the Registrant to (i) approve the issuance of all of the shares of Common Stock upon conversion of the Preferred Stock and Debentures (conversion is currently limited due to certain Nasdaq requirements which will no longer apply if such stockholder approval is obtained), and (ii) to increase the number of shares of Common Stock authorized for issuance. Failure of the Company to obtain such stockholder approval will constitute an Event of Default. The holders of the Preferred Stock are also entitled to elect two members to the Registrant's board of directors.

     These and other terms of the transactions referred to above are set forth in the Debentures, the Certificate of Designation relating to the Preferred Stock, and the Exchange Agreement, which are attached hereto as Exhibits 4.1, 4.2, and 4.3, respectively, and are incorporated by reference herein. The information set forth in the Registrant's Press Release dated September 3, 1998 relating to the above transactions is filed as Exhibit 99.1 hereto and is also incorporated by reference herein.

Item 7.  Exhibits
         --------

         4.1   Form of 5% Convertible Debenture due April 30, 2002.

         4.2   Amended Certificate of Designation of Series C Preferred Shares.

         4.3   Securities Exchange Agreement dated September 2, 1998.

         99.1  Press release dated September 3, 1998.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           YES! ENTERTAINMENT CORPORATION



Dated:  September 15, 1998                 By:  /s/ Mark Shepherd
                                               ----------------------------
                                           Mark Shepherd
                                           President and Chief Executive Officer
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                               INDEX TO EXHIBITS
                               -----------------



                                                                Page number in
                                                                sequentially
                                                                numbered version
                                                                ----------------


4.1  Form of 5% Convertible Debenture due April 30, 2002.               5

4.2  Amended Certificate of Designation of Series C                    23
     Preferred Shares.

4.3  Securities Exchange Agreement dated September 2, 1998.            41

99.1  Press Release dated, September 3, 1998                           63